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                                                                 EXHIBIT 10.26.3


                   RATIFICATION OF AND AMENDMENT TO MORTGAGE,
                       DEED OF TRUST, SECURITY AGREEMENT,
                     FINANCING STATEMENT, FIXTURE FILING AND
                            ASSIGNMENT OF PRODUCTION

      This instrument, dated effective as of the 28th day of December, 2004, is by F-W OIL EXPLORATION L.L.C., a Delaware limited liability company (herein "Mortgagor"), whose Taxpayer Identification Number is 76-0688905, the address for which for all purposes hereof is 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and GUARANTY BANK, FSB, a Federal savings bank, as Agent for the Lenders identified in the Credit Agreement as defined below, the mailing address for which is 333 Clay Street, Suite 4400, Houston, Texas 77002-4400 (herein "Mortgagee").

                              W I T N E S S E T H:

      WHEREAS, Mortgagor has heretofore executed certain security instruments more particularly described in Exhibit A attached hereto and incorporated herein for all purposes by this reference (the "Security Instruments," whether one or more); and

      WHEREAS, the Security Instruments were executed and delivered to secure the payment or performance of certain indebtedness and other obligations of Mortgagor, as more fully described in said instruments (the "Indebtedness"); and

      WHEREAS, pursuant to the Credit Agreement by and between Mortgagor and Mortgagee, dated effective as of December 28, 2004 (as amended, restated, or supplemented from time to time, the "Credit Agreement"), the parties desire to amend the Security Instruments as described below;

      NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by Mortgagor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, the parties hereto agree as follows, with capitalized terms used but not defined herein having meanings assigned to such terms in the Credit Agreement:

      1. AMENDMENTS.

            (a) AMENDMENT OF CREDIT AGREEMENT. All references to the Credit Agreement in the Security Instruments are hereby amended to refer to the Credit Agreement as defined above.

            (b) SUBSTITUTION OF SPECIFIC EVIDENCE OF INDEBTEDNESS. The Security Instruments are hereby amended to delete Section 2.1 and to substitute therefor the following:

            2.1 Specific Obligations. The Obligations, including, without limitation, the indebtedness evidenced by (a) the Credit Agreement and (b) the Promissory Note executed by Mortgagor to the order of the respective Lenders pursuant to the Credit Agreement in the aggregate face amount of up to

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      $50,000,000.00, bearing interest and payable as provided therein or as provided in the Credit Agreement (the "Note").

      2. WARRANTIES, REPRESENTATIONS, AND COVENANTS. The warranties, representations and covenants of Mortgagor contained in the Security Instruments are hereby remade by Mortgagor to Mortgagee and are in full force and effect as of the date hereof.

      3. REAFFIRMATION OF SECURITY INSTRUMENTS. To secure the Indebtedness, Mortgagor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey, unto the Trustee named in the Security Instruments as amended herein, for the benefit of Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property.

      TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances now or hereafter at any time before the release of the Security Instruments in anywise belonging or appertaining thereto, unto said Trustee, as Trustee forever, IN TRUST, NEVERTHELESS, for the benefit of Mortgagee, to secure the payment of the Indebtedness and the performance of the agreements and covenants of Mortgagor herein and in the Security Instruments.

      4. MISCELLANEOUS. This instrument shall be considered as an amendment to and ratification of the Security Instruments, and the Security Instruments, as herein expressly amended, are hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Security Instruments are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Security Instruments in any documents heretofore or hereafter executed shall be deemed to refer to the Security Instruments as amended by this instrument.

      For the convenience of the parties, this instrument may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument on the dates of their respective acknowledgments below but effective as of the date first above written.

                            MORTGAGOR:

                            F-W OIL EXPLORATION L.L.C.

                            By:/s/ Jim R. Brock
                               ------------------------------------------------
                                  Jim R. Brock
                                  President and CFO
                                  Taxpayer Identification No. 76-0688905

                            MORTGAGEE:

                            GUARANTY BANK, FSB, Agent

                            By:/s/ Arthur R. Gralla
                               ------------------------------------------------
                                  Arthur R. Gralla, Jr.
                                  Managing Director
                                  Taxpayer Identification No. 74-2511478

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THE STATE OF TEXAS            Section
                              Section
COUNTY  OF  HARRIS            Section

      BEFORE ME, the undersigned authority, on this day personally appeared JIM
R. BROCK, President and CFO of F-W OIL EXPLORATION L.L.C., a Delaware limited liability company, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such limited liability company, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28 day of December, 2004.

     [NOTARY PUBLIC LOGO]
                                                /s/ Mary Phares
         MARY PHARES                            --------------------
Notary Public, State of Texas                   NOTARY PUBLIC in and for
    My Commission Expires                       the State of Texas
      September 16, 2005

THE STATE OF TEXAS            Section
                              Section
COUNTY OF HARRIS              Section

      BEFORE ME, the undersigned authority, on this day personally appeared ARTHUR R. GRALLA, JR., Managing Director of GUARANTY BANK, FSB, a Federal savings bank, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such banking association, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of December, 2004.


                                              /s/ Kim Link
                                              --------------------
                                              NOTARY PUBLIC in and for
                                              the State of Texas

                                               [NOTARY PUBLIC LOGO]

                                                      KIM LINK
                                                   Notary Public,
                                                   STATE OF TEXAS
                                              My Comm. Exp. 09-03-2007

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                                    EXHIBIT A
                                       TO
                   RATIFICATION OF AND AMENDMENT TO MORTGAGE,
                       DEED OF TRUST, SECURITY AGREEMENT,
                     FINANCING STATEMENT, FIXTURE FILING AND
                            ASSIGNMENT OF PRODUCTION

1. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective September 22, 2003, from F-W Oil Exploration L.L.C. to Arthur R. Gralla, Jr., Trustee for the benefit of Guaranty Bank, FSB, Agent, filed and recorded as follows:

JURISDICTION                               FILING DATA

TEXAS

Aransas County         Filed November 17, 2003, as Instrument No. 260083

Fort Bend County       Filed October 2, 2003, as Instrument No.
                       2003139498, Official Public Records; re-filed
                       (because of deficient notary) November 26, 2003, as Instrument No. 2003165638

Kenedy County          Filed October 6, 2003, under Clerk's Entry No.
                       7730, in Volume 28, Page 287, Official Records;
                       re-filed (because of deficient notary) November
                       17, 2003, under Clerk's Entry No. 7788, in Volume
                       28, Page 225

2. UCC-1 Financing Statement from F-W Oil Exploration L.L.C. to Guaranty Bank, FSB, as Agent, filed and recorded as follows:

      JURISDICTION            FILING DATA

      DELAWARE

Secretary of State            Filed October 2, 2003, as Financing Statement No.
                              32562083

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